Exhibit 10.33

GUARANTY

(Carveout)

This GUARANTY ("Guaranty") is executed effective as of December 27, 2012, by INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("Guarantor"), for the benefit of BANK OF THE OZARKS (together with its successors and assigns, "Lender").

RECITALS:

WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by IREIT NEWINGTON FAIR, L.L.C., a Delaware limited liability company (the "Borrower") and payable to the order of Lender in the original stated principal amount of $15,130,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted and may from time to time be further indebted, to Lender with respect to a loan (the "Loan") which is made pursuant to that certain Loan Agreement, dated of even date herewith, between Borrower and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the "Loan Agreement"), which Loan is secured by that certain Open-End Mortgage Deed, Assignment of Rents, Security Agreement and Financing Statement of even date herewith (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Mortgage"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan including, without limitation, that certain Environmental Indemnification Agreement ("Environmental Indemnification") dated of even date herewith executed by Borrower for the benefit of Lender (all of the foregoing being, collectively, the "Loan Documents");

WHEREAS, pursuant to the Mortgage and other Loan Documents, the Loan is secured by certain real and personal property described more particularly therein (the "Mortgaged Property");

WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment to Lender of the Guaranteed Obligations (as defined below); and

WHEREAS, Guarantor will directly or indirectly benefit from Lender's making the Loan to Borrower.

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NOW, THEREFORE, as an inducement to Lender to enter into the Loan Agreement and to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor does hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1              Guaranty and Agreement to be Primarily Obligated. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Guaranteed Obligations as a primary obligor.

1.2              Definition of Guaranteed Obligations.

(a)                Guarantor hereby assumes liability as a primary obligor for, hereby unconditionally guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against, any and all liabilities, obligations, Losses (as hereinafter defined) arising out of or in connection with any of the following:

(i)                 to the extent such results from an action or failure to act by any of the Related Parties:  (1) physical waste occurring on the Mortgaged Property, (2) damage to the Mortgaged Property due to intentional misconduct or gross negligence, and (3) the removal of any portion of the Mortgaged Property in violation of the terms of the Loan Documents;

(ii)               subject to any right to contest such matters as expressly provided in the Loan Documents, failure to pay any valid Impositions (except to the extent, but only the extent, the entire amount of the unpaid Impositions have been paid by Borrower to Lender pursuant to the Loan Documents), mechanic's liens, materialmen's liens or other liens on any portion of the Mortgaged Property;

(iii)             all legal costs and expenses (including reasonable attorneys' fees) reasonably incurred by Lender in connection with litigation or other legal proceedings involving the collection or enforcement of the Loan, this Guaranty or preservation of Lender's rights under the Loan Documents or this Guaranty, including any costs incurred by Lender arising from or relating to the filing of a petition under the U.S. Bankruptcy Code by or against Borrower or Guarantor;

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(iv)             the misapplication, misappropriation or conversion by any of the Related Parties of (1) any insurance proceeds paid by reason of any loss, damage or destruction to the Mortgaged Property, or (2) any awards or other amounts received in connection with the condemnation or eminent domain proceeding of all or a portion of the Mortgaged Property (or any settlement paid in lieu of any such action being taken);

(v)               the misapplication, misappropriation or conversion by any Related Party of any Rents or other gross revenue of any nature whatsoever from the Mortgaged Property, or any portion thereof, or the sale, leasing or operation thereof to the extent such amounts, pursuant to the Loan Documents, were to be tendered or credited to Lender including, without limitation, all accrued Rents or other gross revenue from the Mortgaged Property accruing from and after the occurrence of an Event of Default (including, without limitation, any security deposits, other refundable deposits, sums paid attributable to the termination of any Lease or other circumstance);

(vi)             Borrower’s failure to maintain any one or more of the insurance policies required under the Loan Documents or to pay or provide the amount of any one or more insurance deductible to the extent of the applicable deductible following a casualty or other insured event or claim;

(vii)           The seizure or forfeiture of the Mortgaged Property, or any portion thereof, or Borrower's interest therein, resulting from criminal wrongdoing by any Related Party;

(viii)         all obligations and indemnities of Borrower under the Environmental Indemnification, to the full extent of any Losses (including those resulting from diminution in value of any property) incurred by Lender as a result of the existence of Hazardous Substances (as defined in the Environmental Indemnification) or failure to comply with Environmental Laws (as defined in the Environmental Indemnification);

(ix)             the amendment, modification, termination, cancelation or acceptance of a surrender of any Lease or the waiver of any of the terms or provisions of any Lease, to the extent done in violation of the Loan Documents;

(x)               any false statement or inaccuracy contained in any estoppel certificate executed by a tenant of the Mortgaged Property or any other third party and delivered to Lender in connection with the Loan; and

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(xi)             any claim by a tenant of the Mortgaged Property that Lender is obligated, upon taking title to the Mortgaged Property pursuant to a foreclosure, deed-in-lieu of foreclosure or other means available to Lender pursuant to the Loan Documents, to cure any default or breach under any lease by a prior landlord or owner of the Mortgaged Property which occured prior to the date Lender takes title to the Mortgaged Property, including, without limitation, any claim made pursuant to the terms of any subordination, non-disturbance and attornment agreement.

(b)               In addition to, and without limiting the generality of, the foregoing Section 1.2(a), and notwithstanding anything to the contrary set forth in this Guaranty or in any of the other Loan Documents, Guarantor hereby acknowledges and agrees that Guarantor shall be fully and personally liable for the full amount of the Indebtedness and the timely satisfaction of all of the Obligations under the Loan Documents in the event that any of the following circumstances should occur:

(i)                 Borrower files a voluntary petition under the U.S. Bankruptcy Code or any other federal, state, local or foreign bankruptcy or insolvency laws;

(ii)               any Related Party files, or joins in the filing of, an involuntary petition against Borrower under the U.S. Bankruptcy Code or any other federal, state, local for foreign bankruptcy or insolvency law or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any person;

(iii)             Borrower files an answer consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against it, by any other person under the under U.S. Bankruptcy Code or any other federal, state, local for foreign bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any person;

(iv)             Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Mortgaged Property or to any direct or indirect ownership interests in Borrower, to the extent, in either case, Borrower is required to obtain such prior written consent under the Loan Documents before consummating any such action;

(v)               Borrower fails to obtain Lender's prior written consent to any voluntary assignment, transfer or conveyance of the Mortgaged Property or any interest therein or of any direct or indirect ownership interest in Borrower, to the extent, in any such case, Borrower is required to obtain such prior written consent under the Loan Documents before consummating any such action;

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(vi)             any fraud, material misrepresentation, gross negligence or willful misconduct by Borrower or any Related Party in connection with the Loan;

(vii)           any Related Party consents to, or acquiesces in, or joins in, an application for the appointment of a custodian, receiver, trustee or examiner for Borrower or any portion of the Mortgaged Property;

(viii)         Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; or

(ix)             Borrower or any Related Party, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Lender or in connection with the Loan Documents, seeks a defense, judicial intervention or injunctive or other equitable relief of any kind or asserts in a pleading filed in connection with the judicial proceeding any defense against Lender or any right in connection with any security for the Loan, which is frivolous, brought in bad faith, without merit (in the case of the defense) or unwarranted (in the case of the request of judicial intervention or injunctive or other equitable relief).

(c)                The circumstances and obligations of Guarantor set forth in Section 1.2(a) and Section 1.2(b) hereinabove, as and to the extent set forth in said provisions, are hereinafter collectively referred to as the "Guaranteed Obligations".

(d)               Notwithstanding anything to the contrary in any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Indebtedness secured by the Mortgage and the other Loan Documents or to require that all collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents.

1.3              Additional Defined Terms:

(a)                "Losses": Any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, demands, causes of action, damages, actual out-of-pocket losses, fines, penalties, charges, fees, costs and expenses (including without limitation reasonable attorneys’ fees and expenses), judgments, awards and amounts paid in settlement of whatever kind or nature (including but not limited to reasonable attorneys’ fees and other costs of defense).

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(b)               "Related Parties or "Related Party": Borrower, Guarantor, any affiliate of either, or any of their respective principles, officers, general partners, members or any agent or employee of any such person including duly authorized property management personnel.

(c)                Undefined Terms: Capitalized terms used but not otherwise defined in this Guaranty shall have the meanings ascribed to such terms in the Loan Agreement.

1.4              Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased, reduced or paid in full shall not release, discharge or reduce the obligation of Guarantor to Lender with respect to indebtedness or obligations of Borrower thereafter incurred (or other Guaranteed Obligations thereafter arising) under the Note or otherwise. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment, sale, pledge, transfer, participation or negotiation of all or part of the Note.

1.5              Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise and Guarantor hereby waives and relinquishes, to the fullest extent permitted by applicable Governmental Requirements, all rights and remedies to any defense, right of offset or other claim which Guarantor may have against Lender.

1.6              Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever (as such notices being expressly hereby waived by Guarantor), pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

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1.7              No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan or the Guaranteed Obligations, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Guaranteed Obligations, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.8              Waivers. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Mortgage, the Loan Agreement or any other Loan Document, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Mortgaged Property, (v) the occurrence of any breach by Borrower or Event of Default, (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

1.9              Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all reasonable and actual costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder, together with interest thereon at the Default Interest Rate from the date the payment of such expenses is requested by Lender until the date such expenses are paid to Lender. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

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1.10          Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, or any agreement, stipulation or settlement, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

1.11          Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert, prior to the indefeasible payment and discharge in full of the Indebtedness any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower, any Other Guarantors (hereinafter defined) or any other party liable for payment of any or all of the Guaranteed Obligations or for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

1.12          "Borrower". The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

1.13          Multiple Guarantors. If (i) this Guaranty is executed by more than one party constituting Guarantor, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting Guarantor without seeking to enforce the same as to all or any such parties; or (ii) one or more additional guaranty agreements ("Other Guaranties") are executed by one or more additional guarantors ("Other Guarantors"), which guaranty, in whole or in part, any of the indebtedness or obligations evidenced by the Loan Documents, it is specifically agreed that Lender may enforce the provisions of this Guaranty or of the Other Guaranties with respect to one or more of the parties constituting Guarantor and/or one or more of the Other Guarantors under the Other Guaranties without seeking to enforce the provisions of this Guaranty or the Other Guaranties as to all or any of the parties constituting Guarantor or the Other Guarantors. Each of the parties constituting Guarantor hereby waives any requirement of joinder of all or any other of the parties constituting Guarantor or all or any of the Other Guarantors in any suit or proceeding to enforce the provisions of this Guaranty or of the Other Guaranties. The liability hereunder of all parties constituting Guarantor shall be joint and several with any corresponding liability of the Other Guarantors..

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ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR'S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1              Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the the Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

2.2              Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor or Other Guarantor.

2.3              Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

2.4              Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

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2.5              Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties (including Borrower) to pay or perform the Guaranteed Obligations.

2.6              Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.7              Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.8              Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9              Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

2.10          Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

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2.11          Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

2.12          Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

2.13          Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

3.1              Benefit. Guarantor is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2              Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3              No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

3.4              Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is solvent, and has assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts.

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3.5              Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

3.6              Financial Information. All of the financial information provided by Guarantor to Lender is true and correct in all material respects as of the date hereof. Furthermore, all such financial information reflects only Guarantor's sole and separate property and does not include community assets of Guarantor and Guarantor's spouse or any other assets whatsoever.

3.7              Statements and Reports. Guarantor agrees to deliver to Lender, during the term of the Loan and until the Loan has been fully paid and satisfied, the following statements and reports:

(a)                semi-annual, unaudited financial and operating statements, balance sheets and income statements of Guarantor within ninety (90) days after the end of each June and within one-hundred twenty (120) days after the end of each December (and accurate as of the last day of each such calendar year), prepared in accordance with Acceptable Accounting Standards and certified by the chief financial officer of Guarantor;

(b)               copies of the supporting schedule of the consolidated federal tax return of Guarantor within thirty (30) days of the return being filed with the Internal Revenue Service;

(c)                copies of extension requests or similar documents with respect to federal income tax filings for Guarantor within thirty (30) days of such documents being filed with the Internal Revenue Service or applicable state authority; and

(d)               such other reports and statements as Lender may reasonably require from time to time.

3.8              Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof and payment of the Indebtedness in full.

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ARTICLE IV

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1              Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower or Other Guarantors to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower or Other Guarantors thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower or Other Guarantors (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations. So long as any portion of the Indebtedness or Obligations remain outstanding, Guarantor shall not receive or collect, directly or indirectly, from Borrower or Other Guarantors or any other party any amount upon the Guarantor Claims.

4.2              Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon Guarantor Claims.

4.3              Payments Held in Trust. Notwithstanding anything to the contrary in this Guaranty, in the event that Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

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4.4              Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's rights it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

4.5              No Limitations. Nothing contained in this Guaranty shall affect or limit the ability of Lender to enforce any of Lender's rights or remedies with respect to the Mortgaged Property. Nothing contained in this Guaranty shall affect or limit the rights of Lender to proceed against any other person or entity, including Borrower, or any other party with respect to the enforcement of any guarantees of payment, guarantees of performance and completion, hazardous materials indemnifications or agreements or other similar rights, including, without limitation, those indemnities contained in the Environmental Indemnification.

ARTICLE V

MISCELLANEOUS

5.1              Waivers and Related Agreements. Guarantor hereby expressly waives: (i) any right to revoke this Guaranty with respect to the Guaranteed Obligations; (ii) any right to require Lender to do any of the following before Guarantor is obligated to pay or perform the Guaranteed Obligations or before Lender may proceed against Guarantor: (A) sue or exhaust remedies against Borrower or any other person liable for the Guaranteed Obligations or any portion thereof; (B) sue on an accrued right of action in respect of any of the Guaranteed Obligations or bring any other action, exercise any other right, or exhaust any other remedy; or (C) enforce rights against Borrower’s assets or the collateral pledged by Borrower to secure the Guaranteed Obligations; (iii) any right relating to the timing, manner or conduct of Lender’s enforcement of rights against Borrower’s assets or the collateral pledged by Borrower to secure the Guaranteed Obligations; (iv) if Guarantor and Borrower (or any other person) have each pledged assets to secure the Guaranteed Obligations, any right to require Lender to proceed first against collateral pledged by Borrower (or any other person) before proceeding against the collateral pledged by Guarantor; (v) promptness, diligence, notice of any default, notice of

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nonpayment or nonperformance, notice of acceleration or intent to accelerate, demand for payment or performance, acceptance or notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of any suit or other action by Lender against Borrower or any other person, any notice to any person liable for the obligation which is the subject of the suit or action, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty; (vi) each of the foregoing rights or defenses, regardless of whether they arise under (A) Rule 31 of the Texas Rules of Civil Procedure, (B)  Section 17.001 of the Texas Civil Practice and Remedies Code, (C) Section 43 of the Texas Civil Practice and Remedies Code, or (D) any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law; and (vii) any common law or statutory right of offset or credit based on the disposition or value of any collateral including any and all rights, claims and defenses under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law.

5.2              Notices. All notices or other communications required or permitted to be given pursuant hereto shall be in writing and shall be deemed properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) by delivering same in person to the intended addressee; or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein. For purposes of such notices, the addresses of the parties shall be as follows:

Lender:	Bank of the Ozarks 8201 Preston Road Suite 700 Dallas, Texas 75225 Attention: Dan Thomas

With copy to:            Bank of the Ozarks
6th and Commercial
P.O. Box 196
Ozark, Arkansas 72949
Attention: Robert Lloyd

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With copy to:             Winstead PC
500 Winstead Building
2728 N. Harwood Street
Dallas, Texas 75201
Attention: Kevin Sullivan

Guarantor:	Inland Real Estate Investment Corporation 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: President

With a copy to:          Inland Real Estate Group
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: General Counsel

5.3              GOVERNING LAW AND JURISDICTION. THE CONTRACTUAL AND OTHER GENERAL AGREEMENTS EVIDENCED BY THIS GUARANTY WILL BE GENERALLY GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, (A) THAT ANY MATTERS WITH RESPECT TO THE CREATION, PERFECTION, VALIDITY AND ENFORCEMENT OF ANY LIEN OR SECURITY INTEREST WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE SUCH PROPERTY IS LOCATED, AND (B) TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING. ANY ACTION OR PROCEEDING AGAINST GUARANTOR UNDER OR IN CONNECTION WITH THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM, AND (C) CONSENTS TO THE SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY TEXAS LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF GUARANTOR'S PROPERTY IN COMPETENT COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY GUARANTOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT

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LOCATED IN DALLAS COUNTY, TEXAS. LENDER HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM, AND (C) CONSENTS TO THE SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY TEXAS LAW.

5.4              Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.5              Amendments. This Guaranty may be amended only by an instrument in writing executed by the party against whom such amendment is sought to be enforced.

5.6              Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

5.7              Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.8              Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

5.9              Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

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5.10          Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.11          ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED DEBT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

5.12          WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS DISCRETELY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

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5.13          Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

5.14          PREJUDGMENT REMEDY. GUARANTOR ACKNOWLEDGES THAT THIS TRANSACTION IS A "COMMERCIAL TRANSACTION" AS SUCH IS DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, AND HEREBY WAIVES ANY AND ALL RIGHTS THAT THE BORROWER MAY HAVE UNDER SECTION 52-278(a) THROUGH 57-278(g) OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, INTENDING THEREBY THAT IN THE EVENT OF ANY LEGAL ACTION BETWEEN THE GUARANTOR AND THE LENDER OR HOLDER ARISING OUT OF THE NOTE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE LENDER OR HOLDER MAY INVOKE ANY PREJUDGMENT REMEDY, INCLUDING BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITHOUT GIVING THE BORROWER AND/OR ANY GUARANTOR ANY NOTICE OR OPPORTUNITY FOR A HEARING OR OBTAINING A COURT ORDER. GUARANTOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY GUARANTOR TO ANY ACTION BROUGHT BY LENDER. THIS WAIVER IS MADE BY THE GUARANTOR ON BEHALF OF THE GUARANTOR AND THE GUARANTOR'S SUCCESSORS, HEIRS AND ASSIGNS AND SHALL APPLY TO ANY AND ALL ACTIONS AGAINST SUCH SUCCESSORS, HEIRS AND ASSIGNS.

The Remainder of This Page Is Intentionally Left Blank. Signature Page Follows.

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EXECUTED, effective as of the date first written above.

GUARANTOR:

INLAND REAL ESTATE INVESTMENT CORPORATION,
a Delaware corporation

By: /s/ Catherine L. Lynch

Name: Catherine L. Lynch

Title: CFO

STATE OF ILLINOIS     )
                                       )
COUNTY OF DUPAGE )

This instrument was ACKNOWLEDGED before me this 26th day of December, 2012, by CATHERINE L. LYNCH, the CFO of INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation, on behalf of such corporation.

[S E A L]

/s/ Jeanette M. Ireland
Notary Public - State of Illinois
My Commission Expires: 11/7/16
Printed Name of Notary Public: Jeanette M. Ireland

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